SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                AMENDMENT NO.TWO
                                       TO
                                    FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   October 15, 1999
                                                  ---------------------


                               CyPost Corporation
         ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
         ------------------------------------------------------------
                (State or other jurisdiction  of incorporation)



                   Delaware                            98-0178674
          --------------------------------       -------------------
            (State or other jurisdiction            (IRS Employer
          of incorporation or organization)      Identification No.)



   101-260 W. Esplanade, N. Vancouver, British Columbia           V7M3G7
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                  (Zip Code)



                                 (604) 904-4422
         ------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, If Changed since Last Report.)

Item 4.  Change in Registrant's Certifying Accountant.


     The Board of Directors of the Registrant on October 15, 1999 (i) appointed Arthur Andersen LLP ("Arthur Andersen") as independent auditor effective immediately and (ii) accepted the resignation of Thomas P. Monahan, CPA who had served as the Registrant's independent auditor since its inception.

     For the two fiscal years ended December 31, 1997 and 1998, and the subsequent interim period to through March 31, 1999 and through to the date of our former accountant's resignation on October 15, 1999 (i) there were no disagreements with Mr. Monahan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to his satisfaction, would have caused him to issue an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, (ii) there was no adverse opinion or disclaimer of opinion, contained in any of Mr. Monahan's reports for financial statements for such period; however, the accountant's report on our financial statements for the years ended December 31, 1997 and 1998 was modified as to an uncertainty with an explanatory paragraph with respect to our ability to continue as a going-concern, and (iii) Mr. Monahan has not advised the registrant of any reportable events or disagreements (as defined in paragraphs (a) through (d) of Item 304 of Regulation S-B).


     There was no consultation by the Registrant with Arthur Andersen as to (i) the application of accounting principles, or (ii) the type of audit opinion that might be rendered on the Registrant's financial statements.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     The following Exhibits are included in this Current Report on Form 8-K:


Exhibit Number      Description of Exhibit

     16             Letter on change in certifying accountant from Thomas P.
                    Monahan, CPA.


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
  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CyPost Corporation
                                    (Registrant)



 Date: October 15, 1999                  By: /s/ Steven M. Berry
                                         -------------------------
                                         Steven M. Berry,
                                         (Chief Executive Officer)